FEDERATED U. S. GOVERNMENT SECURITIES FUND: 5-10 YEARS

INSTITUTIONAL SHARES
INSTITUTIONAL SERVICE SHARES

SUPPLEMENT TO PROSPECTUSES DATED APRIL 30, 1999

At a Special Meeting of Shareholders to be held on June 21, 1999, shareholders of the Trust will be asked to vote on the changes described below. If approved by shareholders, these changes will take effect as of July 1, 1999. Shareholders will be notified if any of these changes are not approved. Please keep this supplement for you records.

Shareholders will be asked to consider the following proposals:

     1.   To elect five Trustees;

     2.   To ratify the selection of the Trust's independent auditors;

     3.   To make changes to the Trust's fundamental investment policies:

          a. To amend the Trust's fundamental investment policy regarding diversification;

          b. To amend the Trust's fundamental investment policy regarding borrowing money and issuing senior securities;

          c. To amend the Trust's fundamental investment policy regarding investments in real estate;

          d. To amend the Trust's fundamental investment policy regarding investments in commodities;

          e. To amend the Trust's fundamental investment policy regarding lending by the Trust;

          f. To amend the Trust's fundamental investment policy regarding concentration of the Trust's investments in the securities of companies in the same industry;

          g. To amend, and to make non-fundamental, the Trust's fundamental investment policy on buying securities on margin; and

          h. To amend, and to make non-fundamental, the Trust's fundamental investment policy on pledging assets.

     4. To eliminate the Trust's fundamental investment policy on selling securities short;

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

                                                                 April 23, 1999

Cusip   31428S107
        31428S206

G02644-02(4/99)